FORM N-SAR
                              SEMI-ANNUAL REPORT
                      FOR REGISTERED INVESTMENT COMPANIES

          Registrant Name     PRUDENTIAL WORLD FUND, INC.

          File Number                   811-3981

          Registrant CIK Number:        000074135









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                                                           This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  ALL.

15.A) Custodian/Sub-custodian:  CLEARSTREAM BANKING
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LUXEMBOURG         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: LUXEMBOURG  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SEOUL        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SAN JUAN            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: PUERTO RICO            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: HSBC BANK MALTA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: VALLENTA               State:    Zip Code:       Zip Ext.
   D) Foreign Country: MALTA           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: BARCLAYS BANK OF UGANDA LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KAMPALA            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UGANDA            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG,
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AMSTERDAM               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: NETHERLANDS              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: DBS BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SINGAPORE              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SINGAPORE              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: EUROCLEAR
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BRUSSELS               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: EUROCLEAR              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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15.A) Custodian/Sub-custodian: CITIBANK PTY, LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MELBOURNE             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: AUSTRALIA             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  ALL.

15.A) Custodian/Sub-custodian: HVB BANK SERBIA AND MONTENEGRO A.D.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BELGRADE             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SERBIA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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